UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 6, 2008

Specialty Underwriters' Alliance, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50891	20-0432760
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

222 South Riverside Plaza, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 782-4672

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On March 6, 2008 Specialty Underwriters' Alliance, Inc. (the "Company") announced financial results for the Year ended December 31, 2008. A copy of the press release announcing the Company's results for the Year ended December 31, 2008 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 3.02 Unregistered Sales of Equity Securities.

On March 6, 2008, Specialty Underwriters’ Alliance, Inc. entered into a Securities Purchase Agreement (the "Purchase Agreement") to sell $1 million of the Company’s Class B Common Stock, par value $0.01 per share, (the "Class B Shares") in conjunction with the execution of a new Partner Agent Agreement (the "Partner Agent Agreement")on the same date. The aggregate purchase price will be paid in installments beginning April 1, 2008 and continue over a period of 30 months. The number of Class B Shares to be delivered at each installment will be determined by the market price of the Company’s common stock as of the date of payment.

The Class B Shares will become exchangeable, one-for-one with the Company’s common stock, par value $0.01 per share, five years after the effective date of the Purchase Agreement, as long as the Partner Agent Agreement is still in force. These Class B Shares will be subject to substantial restrictions on transferability during such period. The sale of the Class B Shares pursuant to the Purchase Agreement was made in reliance on the exemption from the registration requirements of the Securities Act of 1933 (the "Act") under Section 4(2) of the Act.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information.

None.

c) Exhibits:

Exhibit No. Description

99.1 Press release dated March 6, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Specialty Underwriters' Alliance, Inc.

March 10, 2008	By:	/s/ Peter E. Jokiel

Name: Peter E. Jokiel
Title: Executive Vice President, Chief Financial Officer and Director

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated March 6, 2008